DELAWARE GROUP EQUITY FUNDS V

Delaware Small Cap Core Fund
(the "Fund")

Supplement to the Fund's Prospectuses
dated March 28, 2008

On August 20, 2008, the Board of Trustees of Delaware Group Equity Funds V unanimously voted to approve changes to the definition of what the Fund considers to be a small-capitalization company. These changes will be effective 60 days after the date of this Supplement.

The following replaces the first paragraph in the section entitled, "What are the Fund's main investment strategies?" on page 1 of each of the Fund's prospectuses.

What are the Fund's main investment strategies? We invest primarily in stocks of small companies that we believe have a combination of attractive valuations, growth prospects, and strong cash flows. Under normal circumstances, at least 80% of the Fund's net assets will be in investments of small-capitalization companies (the 80% policy). The Fund considers small-capitalization companies to be companies within the market capitalization range of the Russell 2000® Index at the time of purchase. The Fund's 80% policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any change.

Please keep this Supplement for future reference.

This Supplement is dated September 4, 2008.